Exhibit 97

Primo Brands Corporation

Executive Incentive Compensation Recoupment Policy

1.

ADMINISTRATION AND APPLICATION. This policy shall be administered by the Compensation Committee (the “Committee”) of Primo Brands Corporation (the “Company”). This policy applies to all current and former “executive officers,” as such term is defined in accordance with Section 16a-1(f) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Securities and Exchange Commission regulations promulgated thereunder, and applicable New York Stock Exchange (“NYSE”) listing standards. Subject to and in accordance with the terms of this policy, upon a Recoupment Event, each Covered Associate shall be obligated to return to the Company, reasonably promptly, the amount of Erroneously Awarded Compensation that was received by such Covered Associate during the Lookback Period.

2.

RECOUPMENT EVENT. As set forth in more detail below, this policy requires the Company to recover Erroneously Awarded Compensation from Covered Associates in the event of a required Accounting Restatement of a financial statement of the Company (whether or not it is based on misconduct).

3.

AMOUNT OF RECOVERY. In the event of a Recoupment Event, the Committee will promptly determine the amount of Erroneously Awarded Compensation for each Covered Associate, and the Company will provide each such Covered Associate with a written notice of such amount and a demand for repayment or return. Upon receipt of such notice, each affected Covered Associate shall promptly repay or return such Erroneously Awarded Compensation to the Company.

4.

TEMPORAL AND OTHER LIMITS ON RECOVERY. The right to recovery shall be limited to Incentive-Based Compensation received by the Covered Associate during the Lookback Period. Erroneously Awarded Compensation will be recovered in accordance with this policy unless the Committee determines that recovery would be impracticable and one of the following conditions is met:

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the direct expense paid to a third party to assist in enforcing this policy would exceed the amount to be recovered, provided the Company has (i) made reasonable attempts to recover the Erroneously Awarded Compensation, (ii) documented such attempts, and (iii) provided such documentation to the relevant listing exchange or association;

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to the extent permitted by the Applicable Rules, the recovery would violate the Company’s home country laws pursuant to an opinion of home country counsel; provided that the Company has (i) obtained an opinion of home country counsel, acceptable to the relevant listing exchange or association, that recovery would result in such violation, and (ii) provided such opinion to the relevant listing exchange or association; or

•	the recovery would likely cause a U.S. tax-qualified retirement plan to fail to meet the requirements of Internal Revenue Code Sections 401(a)(13) and 411(a) and the regulations thereunder.

If any of the above exemptions are relied upon, the Company will further comply with applicable listing standards, including without limitation, documenting the reason for the impracticability and providing required documentation to NYSE.

5.

MEANS OF COLLECTING RECOVERY. If the repayment or return of Erroneously Awarded Compensation is not made by a Covered Associate within a reasonable time after receipt of written notice as provided by Section 3, the Company shall recover such amounts in a reasonable and prompt manner using any lawful method, which may include, without limitation:

•	reducing future Incentive-Based Compensation or by seeking repayment or return of prior Incentive-Based Compensation paid or distributed to the Covered Associate;

•	requiring reimbursement of cash previously paid, as well as any Erroneously Awarded Compensation that is deferred and not yet payable, including any interest or earnings accrued;

•	seeking recovery of any shares of Company stock that are Erroneously Awarded Compensation;

•	seeking recovery of any gain realized on the vesting, exercise, settlement, sale, transfer, or other disposition of any equity-based awards;

•	offsetting such amount from any compensation the Company otherwise owes to the Covered Associate;

•	cancelling outstanding vested or unvested equity awards;

•	causing the forfeiture of any unpaid, vested or unvested, compensation; and

•	taking any other remedial and recovery action permitted by law;

provided that the recovery of any Erroneously Awarded Compensation shall be made in compliance with applicable law and the Company shall use reasonable efforts to recover Erroneously Awarded Compensation in a manner that does not violate Section 409A. The applicable Covered Associate shall also be required to reimburse the Company for any and all expenses (including legal fees) reasonably incurred by the Company in recovering such Erroneously Awarded Compensation in accordance with the immediately preceding sentence.

6.

AWARDS SUBJECT TO POLICY. This policy shall apply to all Incentive-Based Compensation received by a Covered Associate (i) on or after the adoption date of this policy (even if such Incentive-Based Compensation was approved, awarded, or granted prior to the adoption date), (ii) after the individual began service as a Covered Associate, (iii) if the individual served as a Covered Associate at any time during the performance period for such Incentive-Based Compensation, and (iv) while the Company has a class of securities listed on a national securities exchange or association.

For purposes of this policy, the date on Incentive-Based Compensation is “received” shall be determined under the Applicable Rules, which generally provide that Incentive-Based Compensation is “received” in the Company’s fiscal period during which the relevant Financial Reporting Measure specified in the Incentive-Based Compensation award is attained or satisfied, without regard to whether the grant, vesting, or payment of the Incentive-Based Compensation occurs after the end of that period.

7.

NOTICE. The Company shall take all appropriate steps to inform Covered Associates of this policy, so that such policy shall be enforceable to the fullest extent legally permissible. These steps may include, but not be limited to providing that this policy shall be acknowledged by Covered Associates and incorporating the terms of this policy into the terms of any incentive plan or incentive award agreement applicable to Covered Associates. In addition, the Company shall take all appropriate steps to disclose this policy in accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Act”) and any regulations promulgated with respect thereto.

8.

COORDINATION WITH LAW. This policy is designed, and shall be interpreted, to comply with the Applicable Rules, and in the event that any provision of this policy is inconsistent with any requirement of the Applicable Rules, the Committee shall administer this policy to comply with the Applicable Rules. In addition, the Committee shall have the authority to amend this policy at any time as the Committee deems necessary or appropriate, as the Committee determines in its sole discretion, to comply with the requirements of the Applicable Rules.

9.	DEFINITIONS.

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“Accounting Restatement” means an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements (commonly referred to as a “Big R” restatement), or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (commonly referred to as a “little r” restatement).

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“Applicable Rules” means Section 10D of the Exchange Act, Rule 10D-1 promulgated thereunder, the listing rules of the national securities exchange or association on which the Company’s securities are listed, and any applicable rules, standards or other guidance adopted by the Securities and Exchange Commission or any national securities exchange or association on which the Company’s securities are listed, in each case, as amended from time to time.

•	“Board” means the Board of Directors of the Company.

•	“Covered Associate” means each of the Company’s current and former executive officers, as defined in Rule 10D-1(d) under the Exchange Act.

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“Erroneously Awarded Compensation” means, with respect to each Covered Associate in connection with an Accounting Restatement, the excess of the amount of Incentive-Based Compensation received by the Covered Associate during the Lookback Period over the amount of Incentive-Based Compensation that otherwise would have been received had it been determined based on the restated amounts, computed without regard to any taxes paid, as determined in accordance with the Applicable Rules. For Incentive-Based Compensation based on stock price or total shareholder return, where the amount of Erroneously Awarded Compensation is not subject to mathematical recalculation directly from the information in an Accounting Restatement: (a) the amount must be based on a reasonable estimate of the effect of the Accounting Restatement on the stock price or total shareholder return upon which the Incentive-Based Compensation was received; and (b) the Company must maintain documentation of the determination of that reasonable estimate and provide such documentation to NYSE.

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“Financial Reporting Measures” are any measures that are determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, and any measures derived wholly or in part from such measures, including GAAP and non-GAAP financial measures, as well as stock or share price and total shareholder return. A Financial Reporting Measure need not be presented within the financial statements or included in a filing with the SEC.

•	“GAAP” means United States generally accepted accounting principles.

•	“Incentive-Based Compensation” is any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a Financial Reporting Measure.

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“Lookback Period” means, with respect to an Accounting Restatement, the three completed fiscal years immediately preceding the Required Restatement Date and any transition period (that results from a change in the Company’s fiscal year) of less than nine months within or immediately following those three completed fiscal years.

•	A “Recoupment Event” occurs when the Company is required to prepare an Accounting Restatement.

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“Required Restatement Date” means the earlier to occur of: (a) the date the Board, a committee of the Board, or the officer(s) of the Company authorized to take such action if Board action is not required, concludes, or reasonably should have concluded, that the Company is required to prepare an Accounting Restatement, or (b) the date a court, regulator, or other legally authorized body directs the Company to prepare an Accounting Restatement.

•	“Section 409A” means Section 409A of the Internal Revenue Code and the regulations and guidance promulgated thereunder.

10.

NO INSURANCE OR INDEMNIFICATION. Neither the Company nor any of its affiliates or subsidiaries may indemnify any Covered Associate against the loss of any Erroneously Awarded Compensation (or related expenses incurred by the Covered Associate) pursuant to a recovery of Erroneously Awarded Compensation under this policy, nor will it pay or reimburse a Covered Associate for any insurance premiums on any insurance policy obtained by the Covered Associate to protect against the forfeiture or recovery of any compensation pursuant to this policy. No member of the Committee or the Board shall have any personal liability to any person as a result of actions taken under this policy and each member of the Committee and the Board will be fully indemnified by the Company to the fullest extent available under applicable law and the Company’s governing documents with respect to any actions taken under this policy. The foregoing sentence will not limit any other rights to indemnification of the members of the Board under applicable law and the Company’s governing documents.

11.

OTHER RECOUPMENT RIGHTS. The Committee intends that this policy will be applied to the fullest extent of the law. Any Incentive-Based Compensation provided for in an employment agreement or any other compensatory plan or agreement shall, as a condition to the grant of any benefit thereunder, be subject to the terms of this policy. Any right of recoupment under this policy is in addition to, and not in lieu of, any other remedies or rights of recoupment that may be available to the Company pursuant to the terms of any similar policy in any employment agreement or other compensation plan or agreement and any other legal remedies available to the Company. This policy is in addition to any other clawback or compensation recovery, recoupment or forfeiture policy in effect or that may be adopted by the Company from time to time, or any laws, rules or listing standards applicable to the Company, including without limitation, the Company’s right to recoup any bonus or other compensation subject to Section 304 of the Sarbanes-Oxley Act of 2022. To the extent that application of this policy would provide for recovery of Erroneously Awarded Compensation that the Company recovers pursuant to another policy or provision, the amount that is recovered will be credited to the required recovery under this policy.

12.

SEVERABILITY. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this policy shall not affect the enforceability of the remaining portions of this policy or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses or sections contained in this policy shall be declared invalid, this policy shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted.

13.

AMENDMENT AND TERMINATION. The Board or the Committee may amend, modify or terminate this policy in whole or in part at any time and from time to time in its sole discretion. This policy will terminate automatically when the Company does not have a class of securities listed on a national securities exchange or association and will be limited the extent that any provision of the Applicable Rules is no longer in effect or applicable to the Company.

14.	SUCCESSORS. This policy shall be binding and enforceable against all Covered Associate and their beneficiaries, heirs, executors, administrators or other legal representatives.

Adopted November 8, 2024

ACKNOWLEDGMENT TO

PRIMO BRANDS CORPORATION

EXECUTIVE INCENTIVE COMPENSATION RECOUPMENT POLICY

By signing below, the undersigned acknowledges and confirms that the undersigned has received and reviewed a copy of the Primo Brands Corporation (the “Company”) Executive Incentive Compensation Recoupment Policy (as it may be amended and in effect from time to time, the “Policy”). By signing below, the undersigned acknowledges and agrees that the undersigned is and will continue to be subject to the Policy and that the Policy will apply both during and after the undersigned’s employment with, and provision of services to, the Company.

In the event of any inconsistency between the Policy and the terms of any employment or other agreement to which the undersigned is a party, or the terms of any compensation plan, program or agreement under which any compensation has been granted, awarded, earned or paid, the terms of the Policy shall govern.

Further, by signing below, the undersigned acknowledges that the Company will not indemnify the undersigned against the loss of any Erroneously Awarded Compensation (as defined in the Policy) and agrees to abide by the terms of the Policy, including, without limitation, by forfeiting, returning and/or reimbursing any Erroneously Awarded Compensation to the Company to the extent required by, and in a manner consistent with, the Policy.

Signature

Printed Name

Date